UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 30, 2008

______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-91432	02-0401674
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

340 West Fifth Avenue, Eugene, Oregon 97401
(Address of principal executive offices)

(541) 868-2900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective April 30, 2008, Abe Narkunski resigned as Vice President of Operations of the NWB Telecom division of New World Brands, Inc. (the “Company”).  Noah Kamrat, who currently serves as the Company’s Chief Technology Officer, will assume Mr. Narkunski’s duties immediately as they relate to NWB Telecom and will continue to serve as Chief Technology Officer.

The information required by Item 401(a)(4), (a)(5) and (c) and Item 404(a) of Regulation S-B in relation to Noah Kamrat was included in the Company’s Definitive Information Statement, filed with the Securities and Exchange Commission on March 20, 2007 on Schedule 14C, and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                NEW WORLD BRANDS, INC.

                By: /s/ M. David Kamrat
                   Name:  M. David Kamrat
                   Title:    Chief Executive Officer

Date: May 6, 2008